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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2001

                        COMMISSION FILE NUMBER: 000-27817

                               EDISON SCHOOLS INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                              13-3915075
(State of Incorporation)                            (IRS Employer Identification
                                                                Number)

                                521 Fifth Avenue
                                   11th Floor
                            New York, New York 10175
                    (Address of principal executive offices)

                                 (212) 419-1600
                        (Telephone number of registrant)
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ITEM 5.  OTHER EVENTS

         On April 5, 2001, Edison Schools Inc. issued a press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------
99.1                                Press Release dated April 5, 2001.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     EDISON SCHOOLS INC.

Date:  April 5, 2001                                 /s/ Adam Feild
                                                     ------------------------
                                                     Adam Feild
                                                     Chief Financial Officer
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                               EDISON SCHOOLS INC.
                                  EXHIBIT INDEX


EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------
99.1                                Press Release dated April 5, 2001.